UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2019

Brookfield Property REIT Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34948	27-2963337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street, 15th Floor, New York, NY	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 417-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Class A Stock, par value $0.01 per share	BPR	Nasdaq Global Select Market
6.375% Series A Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share	BPRAP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the amendment and restatement of the Third Amended and Restated Certificate of Incorporation of Brookfield Property REIT Inc. (the “Company”) described in Item 5.03 below, on June 25, 2019, GGP Real Estate Holding II, Inc., the general partner of BPR OP, LP, an indirect subsidiary of the Company (“BPR OP”), entered into an amendment and restatement of BPR OP’s limited partnership agreement (the “Amended BPR OP Partnership Agreement”) to, among other things, amend and restate the terms of BPR OP’s Series L Preferred Units to correspond to the Charter Amendment Proposals (as defined below) and remove references to various series of units that are no longer outstanding.  The Amended BPR OP Partnership Agreement will be effective as of June 26, 2019.

The foregoing summary of the Amended BPR OP Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended BPR OP Partnership Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to vote on the proposals identified in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2019.

Among other proposals voted upon at the Annual Meeting were proposals to amend and restate the Company’s Third Amended and Restated Certificate of Incorporation to: (i) authorize a new class of capital stock known as  Class B-2 stock, par value $0.01 per share (the “Class B-2 Proposal”); (ii) reduce the rate of dividends payable on (a) the shares of the Company’s Class B-1 Stock, par value $0.01 per share (the “Class B-1 Stock”), from 10.0% per year of the liquidation amount per share (the “Class B Liquidation Amount”) to 6.5% per year of the Class B Liquidation Amount, effective as of June 26, 2019 and (b) the shares of the Company’s Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), from 10.0% per year of the Class B Liquidation Amount to 8.65% per year of the Class B Liquidation Amount, effective as of June 26, 2019 (the “Rate Amendment Proposal”); (iii) clarify certain conversion mechanics relating to the Company’s Class A Stock, par value $0.01 per share (the “Class A Stock”), acquired by Brookfield Property Partners L.P. (“BPY”) or an affiliate of BPY (the “Conversion Amendment Proposal”); and (iv) eliminate the authorized common stock, par value $0.01 per share, and implement other ancillary amendments (the “Common Stock Amendment Proposal”, together with the Class B-2 Proposal, the Rate Amendment Proposal and the Conversion Amendment Proposal, the “Charter Amendment Proposals”).

The Charter Amendment Proposals were approved by the requisite vote of stockholders at the Annual Meeting.  The Fourth Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) reflecting such Charter Amendment Proposals was filed with the Secretary of State of the State of Delaware on June 25, 2019 and pursuant to its terms will be effective as of June 26, 2019.  The foregoing summary of the Amended and Restated Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Charter, filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

As of the close of business on April 22, 2019, the record date for the Annual Meeting, there were 97,014,250 shares of Class A Stock, 323,641,838 shares of Series B Preferred Stock, 127,449,295 shares of Class B-1 Stock and 640,051,301 shares of Class C Stock, par value $0.01 per share, outstanding.  All of the outstanding shares of Series B Preferred Stock, Class B-1 Stock and Class C Stock are owned by affiliates of Brookfield Property Partners L.P. and were voted in favor of the nine director nominees and all other proposals submitted for stockholder approval at the Annual Meeting.

At the Annual Meeting, the stockholders elected all nine director nominees and approved all other proposals.  The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set forth below.

Proposal 1.  Votes regarding the election of the persons named below as directors to serve until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified were as follows:

Nominee	For	Against	Abstaining	Broker Non- Votes
Caroline M. Atkinson	1,109,071,856	13,876,411	134,116	11,619,517
Jeffrey M. Blidner	1,103,260,184	19,772,623	49,576	11,619,517
Soon Young Chang	1,106,259,678	16,782,636	40,069	11,619,517
Richard B. Clark	1,104,964,356	18,060,299	57,728	11,619,517
Omar Carneiro Da Cunha	1,108,070,034	14,881,598	130,751	11,619,517
Scott R. Cutler	1,109,068,903	13,963,405	50,075	11,619,517
Stephen DeNardo	1,109,056,111	13,969,507	56,765	11,619,517
Louis J. Maroun	1,106,836,241	16,188,225	57,917	11,619,517
Lars Rodert	1,107,134,648	15,890,309	57,426	11,619,517

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as director until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Proposal 2.  Votes regarding the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 were as follows:

For	Against	Abstaining
1,133,371,458	1,187,485	142,957

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was duly ratified by the Company’s stockholders.

Proposal 3.  Votes regarding the Class B-2 Proposal were as follows:

For	Against	Abstaining	Broker Non- Votes
1,114,574,421	8,370,526	137,436	11,619,517

Based on the votes set forth above, the Class B-2 Proposal was approved by the Company’s stockholders.

Proposal 4.  Votes regarding the Rate Amendment Proposal were as follows:

For	Against	Abstaining	Broker Non- Votes
1,122,510,401	366,291	205,691	11,619,517

Based on the votes set forth above, the Rate Amendment Proposal was approved by the Company’s stockholders.

Proposal 5.  Votes regarding the Conversion Amendment Proposal were as follows:

For	Against	Abstaining	Broker Non- Votes
1,122,587,931	339,375	155,077	11,619,517

Based on the votes set forth above, the Conversion Amendment Proposal was approved by the Company’s stockholders.

Proposal 6.  Votes regarding the Common Stock Amendment Proposal were as follows:

For	Against	Abstaining	Broker Non- Votes
1,122,581,785	347,512	153,086	11,619,517

Based on the votes set forth above, the Common Stock Amendment Proposal was approved by the Company’s stockholders.

Proposal 7.  Votes regarding the proposal to approve the Brookfield Property Group Restricted BPR Class A Stock Plan were as follows:

For	Against	Abstaining	Broker Non- Votes
1,119,370,210	3,477,333	234,840	11,619,517

Based on the votes set forth above, the Brookfield Property Group Restricted BPR Class A Stock Plan was approved by the Company’s stockholders.

Proposal 8.  Votes regarding the proposal to approve the Brookfield Property L.P. FV LTIP Unit Plan were as follows:

For	Against	Abstaining	Broker Non- Votes
1,119,502,919	3,325,596	253,868	11,619,517

Based on the votes set forth above, the Brookfield Property L.P. FV LTIP Unit Plan was approved by the Company’s stockholders.

No other business was brought before the Annual Meeting.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of Brookfield Property REIT Inc.

10.1	Sixth Amended and Restated Agreement of Limited Partnership of BPR OP, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD PROPERTY REIT INC.

Date: June 25, 2019	By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Secretary